U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 4, 2017
ADVANCED EMISSIONS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, CO	80129
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:    (720) 598-3500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 4, 2017, Amendment No. 2 to the Bylaws of Advanced Emissions Solution, Inc. (the “Registrant”) was adopted (“Amendment No. 2”). Amendment No. 2 amends the Registrant’s Bylaws to require approval by a majority of votes cast in a contested director election. The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2, which is filed herewith as Exhibit 3.1 and is incorporated herein by reference. The Registrant’s Bylaws, which are filed as Exhibit 3.2 to the Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2013 filed on August 9, 2013 (File No. 000-54992), remain in full force and effect except as set forth in Amendment No. 1 to the Bylaws, filed as Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed July 29, 2014 (File No. 000-54992), and Amendment No. 2.

As previously disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (filed on April 19, 2016), two stockholder derivative lawsuits were filed against certain current and former officers and directors of the Registrant along with the Registrant as a “nominal defendant” in the Colorado District Courts for Douglas County and for the City and County of Denver in June and July of 2014. By agreement of the parties, the case in the Denver County District Court was transferred to the Douglas County District Court, and the cases were consolidated (the “Stockholder Derivative Action”).

Following a mediation, which occurred in May of 2016, the parties came to an agreement in principle to settle the Stockholder Derivative Action, and on September 30, 2016, the parties entered into a Stipulation and Agreement of Settlement (the “Stockholder Derivative Settlement”) to resolve the action in its entirety. Under the terms of the Stockholder Derivative Settlement, among other things, the Registrant is required to amend voting requirements for director elections, which is accomplished by Amendment No. 2.

On August 11, 2016, the Board of Directors (the “Board”) of the Registrant approved Amendment No. 2 subject to and effective upon the final approval of the Stockholder Derivative Settlement by the Douglas County Court. On January 4, 2017, the Douglas County District Court issued an order granting final approval of the Stockholder Derivative Settlement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amendment No. 2 to the Bylaws of Advanced Emissions Solutions, Inc., dated as of January 4, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 10, 2017

Advanced Emissions Solutions, Inc.
Registrant

/s/ L. Heath Sampson
L. Heath Sampson
President, Chief Executive Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 2 to the Bylaws of Advanced Emissions Solutions, Inc., dated as of January 4, 2017.

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